united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

EQUINOX ASPECT CORE DIVERSIFIED

STRATEGY FUND

CLASS A SHARES : EQAAX

CLASS C SHARES : EQACX

CLASS I SHARES: EQCIX

ANNUAL REPORT

SEPTEMBER 30, 2015

1-888-643-3431

WWW.EQUINOXFUNDMANAGEMENT.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox Aspect Core Diversified Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

EQUINOX ASPECT CORE DIVERSIFIED STRATEGY FUND

Annual Letter to Shareholders for the year ended September 30, 2015

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) was launched on November 7, 2014 (Class I Shares, as shown in the table below; Class A and C shares were launched on August 21, 2015).

The Fund’s investment objective is to seek long-term capital appreciation, which is pursued by investing (a) directly or (b) indirectly through its wholly-owned subsidiary, in a combination of

(i)	exposure to a managed futures trading program offered by Aspect Capital Limited (the “Aspect Program”)[1]; and

(ii)	a fixed-income portfolio.

PERFORMANCE OF THE FUND

As of 9/30/2015

NAME	TICKER	12 MO RETURN (10/1/14-9/30/15)*	CUMULATIVE RETURN SINCE INCEPTION	INCEPTION DATE
Equinox Aspect Core Diversified Strategy Fund – A	EQAAX	-	-0.19%	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – C	EQACX	-	-0.28%	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – I	EQAIX	-	7.20%	11/7/2014^

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

*	Refer to ‘Cumulative Return Since Inception’, as the Fund did not have a 12-month return as of 9/30/2015.

^	Start of performance.

Returns of the Fund’s shares for the fiscal year are shown in the table above. The Fund’s primary investment allocation is to the Aspect Program, which is a diversified intermediate to long-term trend-following program. As of September 30, 2015, the Fund’s I shares have demonstrated strong positive performance since inception.

As shown on page 2, the Aspect Program’s (and consequently the Fund’s) market exposure is well diversified across four major sectors. As of year-end, Commodities and Currencies are among the

[1]	A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Please see the Fund’s Prospectus for a detailed description of the Fund’s investment strategy.

largest gross exposures, followed by Interest Rates and Equity Indices. It is worth noting that the Aspect Program has long-term target risk exposures to various sectors. The actual sector risk exposures at any time are a function of the signals generated by the trading models: when there are more trends in markets, whether up or down, actual sector risk exposures will tend to be higher. It is also worth distinguishing between “gross” and “net” risk exposures: for example, a sector that has long positions whose risk exposure is 10% and short positions whose risk exposure is 5% will be shown as having a gross risk exposure of 15%, even though its “net” exposure would be 5% long.

SECTOR ALLOCATION

As of 9/30/2015

COMMODITIES	CURRENCIES	INTEREST RATES	EQUITY INDICES	TOTAL
35.4%	24.6%	23.3%	16.6%	100.00%

In terms of sector attribution, Currencies were the largest positive contributors to performance this year (approximately +300 basis points “bps”) closely followed by Commodities (approximately +250 bps) and Fixed Income (approximately +200 bps), while Equity Indices made a small negative contribution (approximately –25 bps).2

During Q4 of 2014, the Fund’s first (partial) quarter of operations, performance came mainly from the energy sector, as the prices of the entire energy complex, especially crude, fell sharply. Prices trended steadily lower through the quarter, spurred by OPEC’s announcement of no change to its production targets. In Europe, the threat of negative inflation and the potential for full quantitative easing drove government bond yields to record low levels, with German Bund yields briefly dipping below 70bps. Other government bonds were also profitable as low inflation again delayed expectations of initial rate hikes in the UK and USA. In currencies, the US Dollar resumed its rally, most significantly against the Japanese Yen following the poor economic data there and the Japanese government’s further commitment to reflationary economic policies. The Fund also profited from sharp declines in the Russian Ruble and Norwegian Krone, as lower oil price started to impact these currencies.

Q1 of 2015 started with more of the same: continuing profits from long bond positions and short energy positions. However, the Fund’s performance suffered from the surprise decision by the Swiss National Bank to abandon its cap on the Swiss Franc’s strength against the Euro. As a result, the Swiss Franc rallied sharply, reversing its recent trend against the US Dollar and leading to losses from short positions in this currency pair. However, most of these gains evaporated during February

[2]	Attribution numbers are approximate, since this was a partial year for the Fund.

A basis point, or bp/bps, is a common unit of measure to denote a percentage change in finance. One basis point is equal to 1/100th of 1%.

when energy prices reversed and fears of rate hikes re-emerged. Gains in equity indices, driven by European quantitative easing, made up for some of the losses. However, March saw gains across the board, capping a strong quarter.

Unfortunately, April saw significant losses as a result of broad-based reversals in well-established trends in European bonds, European stock indices and the Euro, which had been in place since the start of the year following the announcement by the European Central Bank of its quantitative easing program. In the US, conflicting economic data diminished expectations of an imminent rate hike by the Federal Reserve. Late in the month, the release of poor US GDP data further dampened expectations of a forthcoming hike. As a result the US Dollar weakened throughout the month against its long term trend. The weakening US Dollar, together with signs of Chinese efforts to boost their economy, boosted industrial metal prices leading to losses from short positions. Energy markets also continued to reverse their recent trends, with short positions making losses as oils and natural gas prices rallied during the month, driven by the weaker US Dollar, unrest in the Middle East and signs that US production may be faltering. The bleeding was stemmed in May, as all sectors except bonds made small positive contributions to performance. However, June proved to be a repeat of April. Greece’s protracted but ultimately failed attempt to avoid defaulting on loan repayments was one of the key drivers of that uncertainty. The rapid sell-off in Chinese equities and the subsequent attempts by the authorities to stabilise their markets also contributed negatively.

July came like a breath of fresh air, as longer term global macro trends were able to re-establish themselves despite a rather turbulent investment landscape. The heightened market volatility during the month was driven initially by negotiations over Greece’s bailout and then attention turned to global growth worries with the plunge in China’s stock market and falling commodity prices. By contrast, in the United States, the Federal Reserve positively modified its language on the labour market and the first quarter US growth data was revised significantly higher, thus paving the way for rate hikes before the end of 2015. The Fund’s performance came from a combination of well-established trends as well as new directional opportunities. Currency markets provided most of the profitable opportunities while momentum in stock indices largely dissipated. A resurgent US dollar, driven by US interest rate expectations rewarded net long USD positions, in particular against commodity-based currencies. Long positions in fixed income markets also made gains. An interest rate cut in Canada as well as declining risk aversion in Europe saw yields drift lower. Commodities provided a large part of the profits in July. A persistent global oversupply of crude oil resulted in deep declines in the price of both oils and their products. August helped to consolidate July’s gains, although equity indices and bonds gave up some ground. And the year closed on a high note with September seeing further gains in the enrgy and bond sectors.

MARKET COMMENTARY AND OUTLOOK

Markets appear to have reverted to more “normal” conditions, with fundamental economic forces making their presence felt, with the result that trends appear to have returned to markets.

Almost seven years into the current bull market run, some market professionals continue to express the view that the bull market in equities may not be sustainable. So far, they have been proven wrong, although the events of this summer raised a red flag. Forecasters of interest rates, who have been calling for higher rates for at least the last several quarters, have also been off the mark, and bond prices continue to hover around all-time highs. Of course, it is true that all asset classes do inevitably go through cycles, but it is increasingly clear that both investors and pundits appear to be equally inept at predicting the future. On the other hand, managed futures, as an asset class, does not generally seek to predict trends or call market tops and bottoms, which is one of the factors responsible for its long-term historical track record.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long term. In our opinion, the asset class should continue to offer these potential benefits in a macro environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty.

Although the Fund has been in operation for a short period of time, Aspect Capital Limited has a track record for the Aspect Diversified Programme dating back to 1999. Such programs have historically offered useful diversification benefits, along with what we view as attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund and the managed futures asset class should continue to offer these potential benefits in the future. Some of the challenges we perceive on the horizon include: Fed policy in the US, coupled with the 2016 elections; the slowing global economy, particularly in China; continuing geopolitical tensions in various parts of the world, particularly the Middle East. Given these challenges, market volatility could eventually trend significantly higher than it has during the last several years, as in fact it did briefly during August.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

DEFINITIONS

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

5716-NLD-11/16/2015

Equinox Aspect Core Diversified Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the period ended September 30, 2015, as compared to its benchmark:

Start of Performance -
September 30, 2015
Equinox Aspect Core Diversified Strategy Fund
Class A **	(0.19)%
Class A with load **	(5.96)%
Class C **	(0.28)%
Class I ***	7.20%
S&P 500 Total Return Index ^	(3.28)%
BTOP 50 Index ****	4.28%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the November 5, 2014 prospectus, the Fund’s total annual net operating expense ratio is 1.48% for Class I shares. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Commencement of operations is August 21, 2015.

***	Commencement of operations is November 5, 2014.

^	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

****	The Barclays BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2015 there are 20 funds in the BTOP50 Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Bills	83.8%
Other Assets Less Liabilities	16.2%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detail of the Fund’s holdings. The portfolio composition detailed above does not include derivative exposure.

Equinox Aspect Core Diversified Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2015

Principal		Coupon Rate
Amount		(%)(a)	Maturity	Value
	U.S. TREASURY BILLS - 83.8%
$1,000,000	United States Treasury Bill	0.2025	3/3/2016	$999,146
10,000,000	United States Treasury Bill	0.2200	4/28/2016	9,987,183
1,000,000	United States Treasury Bill	0.3075	7/21/2016	997,517
10,000,000	United States Treasury Bill	0.3200	8/18/2016	9,971,403
5,000,000	United States Treasury Bill	0.3200	9/15/2016	4,984,478
	TOTAL U.S. TREASURY BILLS (Cost - $26,939,727)			26,939,727

	TOTAL INVESTMENTS - 83.8% (Cost - $26,939,727)(b)			$26,939,727
	OTHER ASSETS AND LIABILITIES - NET - 16.2%			5,205,740
	TOTAL NET ASSETS - 100.0%			$32,145,467

(a)	Represents discount rate at the time of purchase.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,939,727.

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS
33	Australian Dollar Future December 2015
	(Underlying Face Amount at Value $2,306,040)	$(4,420)
4	British Pound Future December 2015
	(Underlying Face Amount at Value $377,825)	1,812
54	Canadian Dollar Future December 2015
	(Underlying Face Amount at Value $4,043,520)	20,530
2	CAC 40 10 Euro Future October 2015
	(Underlying Face Amount at Value $99,349)	273
18	Copper Future December 2015+
	(Underlying Face Amount at Value $1,053,450)	(7,538)
5	Corn Future December 2015+
	(Underlying Face Amount at Value $96,938)	(4,900)
15	Crude Oil Future December 2015+
	(Underlying Face Amount at Value $683,400)	5,370
1	DAX Index Future December 2015
	(Underlying Face Amount at Value $269,476)	14,339
5	Euro FX Future December 2015
	(Underlying Face Amount at Value $837,000)	4,906

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS (Continued)
7	Euro STOXX 50 Future December 2015
	(Underlying Face Amount at Value $241,447)	$5,044
6	FTSE 100 Index Future December 2015
	(Underlying Face Amount at Value $546,937)	5,839
19	Gas Oil Future November 2015+
	(Underlying Face Amount at Value $887,300)	5,400
5	Gold Future December 2015+
	(Underlying Face Amount at Value $557,600)	(6,190)
6	H-Shares Index Future October 2015
	(Underlying Face Amount at Value $362,981)	3,839
3	Hang Seng Index Future October 2015
	(Underlying Face Amount at Value $402,426)	6,897
9	Japanese Yen Future December 2015
	(Underlying Face Amount at Value $938,588)	319
40	LME Aluminum Future December 2015+
	(Underlying Face Amount at Value $1,573,000)	2,780
74	Mexican Peso Future December 2015
	(Underlying Face Amount at Value $2,173,010)	4,765
16	Natural Gas Future November 2015+
	(Underlying Face Amount at Value $403,840)	32,980
24	New Zealand Dollar Future December 2015
	(Underlying Face Amount at Value $1,526,640)	(8,690)
2	Russell 2000 Index Mini Future December 2015
	(Underlying Face Amount at Value $219,180)	9,370
3	S&P E-Mini Future December 2015
	(Underlying Face Amount at Value $286,313)	893
4	S&P/TSX 60 IX Future September 2015
	(Underlying Face Amount at Value $465,498)	8,234
4	Silver Future December 2015+
	(Underlying Face Amount at Value $290,360)	3,025
4	SPI 200 Future December 2015
	(Underlying Face Amount at Value $351,542)	4,792
10	Swiss Franc Future December 2015
	(Underlying Face Amount at Value $1,285,250)	7,088
10	Soybean Future November 2015+
	(Underlying Face Amount at Value $446,000)	(3,500)
64	World Sugar #11 Future March 2016+
	(Underlying Face Amount at Value $923,238)	(52,640)
		60,617

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS
15	10 Year AUD Government Bond Future December 2015
	(Underlying Face Amount at Value $348,882)	$9,064
9	90 Day Euro Future March 2017
	(Underlying Face Amount at Value $2,225,925)	3,825
10	90 Day Euro Future March 2018
	(Underlying Face Amount at Value $2,461,250)	(363)
7	90 Day Euro Future June 2016
	(Underlying Face Amount at Value $1,738,713)	2,112
9	90 Day Euro Future June 2017
	(Underlying Face Amount at Value $2,223,000)	4,000
8	90 Day Euro Future September 2016
	(Underlying Face Amount at Value $1,984,200)	3,213
9	90 Day Euro Future September 2017
	(Underlying Face Amount at Value $2,220,300)	4,275
8	90 Day Euro Future December 2016
	(Underlying Face Amount at Value $1,984,100)	3,112
9	90 Day Euro Future December 2017
	(Underlying Face Amount at Value $2,217,488)	3,688
59	Euro BOBL Future December 2015
	(Underlying Face Amount at Value $8,494,407)	2,131
12	Euro BTP Italian Government Bond Future December 2015
	(Underlying Face Amount at Value $1,825,032)	36,680
13	Euro-Bund Future December 2015
	(Underlying Face Amount at Value $2,265,796)	24,918
6	Japan 10 Year Bond Future December 2015
	(Underlying Face Amount at Value $7,422,000)	15,445
8	Long Gilt Future December 2015
	(Underlying Face Amount at Value $1,442,624)	12,465
12	OAT Euro Future December 2015
	(Underlying Face Amount at Value $2,030,316)	26,469
20	US 5 Year Note (CBT) Future December 2015
	(Underlying Face Amount at Value $2,410,320)	13,602
12	US 10 Year Note (CBT) Future December 2015
	(Underlying Face Amount at Value $1,544,808)	14,719
4	US Long Future Bond Future December 2015
	(Underlying Face Amount at Value $629,376)	6,016
2	US Ultra Bond Future December 2015
	(Underlying Face Amount at Value $320,812)	4,070
		189,441
	NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS	$250,058

+	This investment is a holding of Equinox Aspect Core Diversified Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

ASSETS
Investment securities:
At cost	$26,939,727
At value	$26,939,727
Cash	3,303,139
Cash held at broker *	1,652,206
Net unrealized appreciation on futures contacts	250,058
Prepaid expenses & other assets	69,502
TOTAL ASSETS	32,214,632

LIABILITIES
Advisory fee payable	22,796
Distribution (12b-1) fees payable	3
Audit fee	38,693
Accounting fee	3,882
Accrued expenses and other liabilities	3,791
TOTAL LIABILITIES	69,165
NET ASSETS	$32,145,467

Net Assets Consist Of:
Paid in capital	$30,283,325
Accumulated net investment loss	(331,925)
Accumulated net realized gain from futures contacts	1,944,009
Net unrealized appreciation on futures contacts	250,058
NET ASSETS	$32,145,467

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,495
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	233
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.73	(b)
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$11.38

Class C Shares:
Net Assets	$2,492
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	233
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.72	(b)

Class I Shares:
Net Assets	$32,140,480
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,997,230
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.72

*	Segregated as collateral for futures contracts.

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of ClassA shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

(b)	NAV may not recalculate due to rounding on the shares.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended September 30, 2015 (a)

INVESTMENT INCOME
Interest	$21,511
TOTAL INVESTMENT INCOME	21,511

EXPENSES
Investment advisory fees	317,396
Distribution (12b-1) fees
Class A	1
Class C	2
Audit fees	38,693
Registration fees	36,464
Accounting services fees	34,329
Administrative services fees	14,381
Compliance officer fees	8,917
Custodian fees	4,759
Printing and postage expenses	4,111
Transfer agent fees	3,341
Legal fees	1,666
Trustees fees and expenses	1,249
Other expenses	4,393
TOTAL EXPENSES	469,702

Less: Fees waived by the Advisor	(116,266)

NET EXPENSES	353,436
NET INVESTMENT LOSS	(331,925)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on futures contracts	1,944,009
Net change in unrealized appreciation on futures contracts	250,058

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,194,067

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,862,142

(a)	The Equinox Aspect Core Strategy Fund commenced operations on November 5, 2014.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended
September 30,
2015(a)
FROM OPERATIONS
Net investment loss	$(331,925)
Net realized gain on futures contracts	1,944,009
Net change in unrealized appreciation on futures contracts	250,058
Net increase in net assets resulting from operations	1,862,142

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,500
Class C	2,500
Class I	30,278,325
Net increase in net assets from shares of beneficial interest	30,283,325

TOTAL INCREASE IN NET ASSETS	32,145,467

NET ASSETS
Beginning of Period	—
End of Period*	$32,145,467
* Includes accumulated net investment loss of:	$(331,925)

SHARE ACTIVITY
Class A:
Shares Sold	233
Net increase in shares of beneficial interest outstanding	233

Class C:
Shares Sold	233
Net increase in shares of beneficial interest outstanding	233

Class I:
Shares Sold	2,997,230
Net increase in shares of beneficial interest outstanding	2,997,230

(a)	The Equinox Aspect Core Diversified Strategy Fund commenced operations on November 5, 2014.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class A
Period Ended
September 30,
2015 (1)
Net asset value, beginning of period	$10.75
Activity from investment operations:
Net investment loss (2)	(0.02)
Net realized and unrealized gain (loss) on future contracts (3)(8)	0.00
Total from investment operations	(0.02)
Net asset value, end of period	$10.73
Total return (4)(5)	(0.19)%
Net assets, at end of period (000’s)	$2
Ratio of gross expenses to average net assets (6)(7)	2.26%
Ratio of net expenses to average net assets (7)	1.89%
Ratio of net investment loss to average net assets (7)	(1.51)%
Portfolio Turnover Rate (5)	0%

(1)	The Equinox Aspect Core Diversified Strategy Fund Class A commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns shown exclude the effect of appicable sales charge. Total return would have been lower absent fee waivers.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class C
Period Ended
September 30,
2015 (1)
Net asset value, beginning of period	$10.75
Activity from investment operations:
Net investment loss (2)	(0.03)
Net realized and unrealized gain on future contracts (3)(8)	—
Total from investment operations	(0.03)
Net asset value, end of period	$10.72
Total return (4)(5)	(0.28)%
Net assets, at end of period (000’s)	$2
Ratio of gross expenses to average net assets (6)(7)	3.02%
Ratio of net expenses to average net assets (7)	2.64%
Ratio of net investment loss to average net assets (7)	(2.26)%
Portfolio Turnover Rate (5)	0%

(1)	The Equinox Aspect Core Diversified Strategy Fund Class C commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns shown exclude the effect of appicable sales charge. Total return would have been lower absent fee waivers.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class I
Period Ended
September 30,
2015 (1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.13)
Net realized and unrealized gain on futures contracts	0.85
Total from investment operations	0.72
Net asset value, end of period	$10.72
Total return (3)(5)	7.20%
Net assets, at end of period (000’s)	$32,140
Ratio of gross expenses to average net assets (4)(5)	1.93%
Ratio of net expenses to average net assets (5)	1.45%
Ratio of net investment loss to average net assets (5)	(1.36)%
Portfolio Turnover Rate (6)	0%

(1)	The Equinox Aspect Core Diversified Strategy Fund commenced operations on November 5, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns would have been lower absent fee waivers.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2015

1.	ORGANIZATION

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to achieve long term capital appreciation.

The Fund offers Class I (Institutional) Shares that are offered at net asset value. Class I shares commenced operations on November 5, 2014. In addition to Class I shares, the Fund offers Class A shares and Class C shares. Class A shares and Class C shares commenced operations on August 21, 2015. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$26,939,727	$—	$26,939,727
Futures Contracts	250,058	—	—	250,058
Total	$250,058	$26,939,727	$—	$27,189,785

Transfers that were made into Level 2 represent securities being valued using evaluated prices with observable inputs.

It is the Fund’s policy to record transfers between levels the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The following amounts were transfers in/(out) of Level 2 assets:

	U.S. Treasury Bills	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	26,939,727	26,939,727
Transfers from Level 2 into Level 1	—	—
Net Transfer In/(Out) of Level 2	$26,939,727	$26,939,727

Consolidation of Subsidiary – The Consolidated Financial Statements of the Fund include the accounts of Equinox Aspect Core Strategy Fund Limited (“EACDS-CFC”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest approximately 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

EACDS-CFC utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in the EACDS-CFC is as follows:

			% Of the Fund’s Total
	Inception Date of	EACDS-CFC Net Assets at	Net Assets at
	EACDS-CFC	September 30, 2015	September 30, 2015
EACDS-CFC	11/6/2014	$1,143,313	3.56%

For tax purposes, EACDS-CFC is an exempted Cayman investment company. EACDS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, EACDS-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, EACDS-CFC’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated Fund of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the Fund’s 2015 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities or cash equivalents having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the period ended September 30, 2015, the net change in unrealized appreciation on futures contracts amounted to $250,058. For the period ended September 30, 2015, the Fund had realized gains of $1,944,009 from futures contracts.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2015:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives

Equity/Currency/Commodity/Interest Rate Contracts	Unrealized appreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2015:

Asset Derivatives Investment Fair Value

					Total as of
	Commodity	Currency	Equity	Interest Rate	September 30, 2015
Futures Contracts	$(25,213)	$65,517	$59,247	$150,507	$250,058

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures contracts
Net change in unrealized appreciation/(depreciation) from futures contracts

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended September 30, 2015:

Net Change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
					period ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2015
Futures	$13,721	$26,583	$59,247	$150,507	$250,058

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
					period ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2015
Futures	$837,988	$913,748	$(132,353)	$324,626	$1,944,009

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2015.

					Gross Amounts Not Offset in the Statement of
Assets					Assets & Liabilities
			Gross Amounts of
			Liabilities Offset in the	Net Amounts of Assets
	Gross Amounts of		Statement of Assets &	Presented in the Statement of	Financial	Cash Collateral		Net
	Recognized Assets		Liabilities	Assets & Liabilities	Instruments	Received		Amount
Description
Short Futures Contracts	$148,495	(1)	$(87,878)	$60,617	$—	$60,617	(2)	$—
Long Futures Contracts	189,804	(1)	(363)	189,441	—	189,441	(2)	—
Net Unrealized Appreciation on Futures Contracts	$338,299	(1)	$(88,241)	$250,058	$—	$250,058	(2)	$—

(1) Gross unrealized appreciation (depreciation) as presented in the Consolidated Portfolio of Investments.

(2) The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular Fund in the Trust are borne by that Fund. Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds in the Trust or another reasonable basis.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended September 30, 2015, there were no purchases or sales of Fund securities, other than short-term investments.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Effective August 21, 2015, the investment advisory business of Equinox Funds Management, LLC (“EFM”) with respect to the Equinox Aspect Core Diversified Strategy Fund (the “Fund”) was transferred to Equinox Institutional Asset Management, LP (“EIAM”) and EIAM became the investment adviser for the Fund. EFM and EIAM are both solely controlled subsidiaries of Equinox Financial Group, LLC (“EFG”). The investment advisory businesses of EFM and EIAM with respect to the Fund was consolidated to achieve greater operational efficiency and simplify the organizational structure. The appointment of EIAM did not change the portfolio management team, investment strategies, investment advisory fee charged to the Fund or the terms of the investment advisory agreement (other than the identity of the adviser). The Advisor has engaged Aspect Capital Limited as the Funds’ Sub-Advisor (the “Sub-Advisor”).

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, on behalf of the Fund, the Advisor, not the Fund, pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the period ended September 30, 2015, the Advisor earned fees of $317,396.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 5, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed the following:

Annualized Expense Limitation

Class A	1.70%
Class C	2.45%
Class I	1.45%

For the period ended September 30, 2015, the Advisor waived fees in the amount of $116,266.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.70%, 2.45% and 1.45% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.70%, 2.45% and 1.45% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.70%, 2.45% and 1.45% respectively per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The Advisor may seek reimbursement for the following amounts through the expiration dates listed below:

Expiration Date	Amount
9/30/2018	$116,266

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “Plan”), to pay for certain distribution activities and shareholder services. During the period ended September 30, 2015, the Fund accrued $1 and $2 in 12b-1 fees for Class A and Class C, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,015,842	$709,412	$—	$—	$—	$136,888	$1,862,142

The differences between book basis and tax basis unrealized appreciation, net accumulated realized gain, and accumulated net investment loss are primarily attributable to the mark-to-market on open futures contracts and tax adjustments relating to the Fund’s holding in Equinox Aspect Core Strategy Fund Limited.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2015, beneficial ownership in excess of 25% is as follows:

	Beneficial Owner	% of Outstanding Shares
Aspect Core Diversified Strategy	Alyssum Investments Limited	100%

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Equinox Aspect Core Diversified Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the consolidated statement of assets and liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox Aspect Core Diversified Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox Aspect Core Diversified Strategy Fund (the Fund), a series of the Equinox Funds Trust, as of September 30, 2015, the related consolidated statement of operations, statement of changes in net assets, and the financial highlights for the period from November 5, 2014 (commencement of operations) through September 30, 2015. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox Aspect Core Diversified Strategy Fund as of September 30, 2015, and the results of their operations, changes in their net assets and their financial highlights for the period from November 5, 2014 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

November 30, 2015

Equinox Aspect Core Diversified Strategy Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	Ratio
Class A	1,000.00	998.10	2.68 **	1.70%
Class C	1,000.00	997.20	2.68 **	2.45%
Class I	1,000.00	965.80	7.15	1.45%

	Beginning	Ending	Expenses Paid	Annualized
Hypothetical	Account Value	Account Value	During Period*	Expense
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15	Ratio
Class A	1,000.00	1,016.55	12.39	1.70%
Class C	1,000.00	1,012.78	12.36	2.45%
Class I	1,000.00	1,017.80	7.33	1.45%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Actual expense information for Equinox Aspect Core Diversified Strategy Fund Class A, and Equinox Aspect Core Diversified Strategy Fund Class C is for the period from 8/21/15 (date of initial investment) to 9/30/15. Actual expenses are equal to the Portfolio’s annualized net expense ratio multiplied by 41/365 (to reflect the period from initial investment to September 30, 2015).

+	Hypothetical Expense information for the Funds is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 183 and divided by 365 (to reflect the full half-year period).

Equinox Aspect Core Diversified Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

Independent Trustees

Name, Address and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC from May 2006 to present.	8	None
Kevin R. Green 1954	Trustee Since December 2010	Founding Managing Director, TripleTree, LLC (investment banking consulting firm) from 1997 to present.	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September 1998 to present.	8	None

Interested Trustee

Name, Address and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Robert J. Enck 1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Fund Management, LLC from March 2007 to present.	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox Aspect Core Diversified Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015 (Continued)

Executive Officers

Name, Address and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Vance J. Sanders 1967	Treasurer and Principal Financial Officer Since December 2010	Chief Financial Officer, Equinox Fund Management (since 2013), Controller and Chief Technology Officer, Equinox Fund Management (2007 – 2013).	N/A	N/A
Philip Liu 1973	Secretary Since December 2010	General Counsel, Equinox Fund Management, LLC (since 2009).	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 1978	Assistant Treasurer since August 2014	Vice President (since 2015), Assistant Vice President of Fund Administration, Gemini Fund Services, LLC (2011 to 2015); Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Assistant Secretary Since December 2010	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Senior Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti- Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
1775 Sherman Street, Suite 2500
Denver, CO 80203

INVESTMENT SUB-ADVISOR
Aspect Capital Limited
10 Portman Square
London, W1H6A2
United Kingdom

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $25,000

(b)	Audit-Related Fees

2015 – None

(c)	Tax Fees

2015 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 – None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/8/15

By (Signature and Title)

/s/ Vance J. Sanders

Vance J. Sanders, Principal Financial Officer

Date 12/8/15